Exhibit 99.1

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Safe Harbor For Forward Looking Statements 2 This presentation, and other information provided by us or statements made by our directors, officers or employees from time to time, may contain “forward-looking” statements and information, which involve risks and uncertainties. Statements indicating that we “expect,” “estimate,” “believe,” “are planning,” or “plan to,” are forward-looking, as are other statements concerning our business focus, strategic initiatives, product development initiatives, new product launches, changes in the competitive landscape, business and industry trends, future financial results, expense control initiatives, changes in and maintenance of our customer base and the potential development of new business, changes in our relationship with Microsoft and related purchase commitment reserve, our ability to generate cash and to meet our working capital needs, and other events that have not yet occurred. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those in the forward-looking statements. Factors that may cause such differences include, but are not limited to, our ability to generate cash and to meet our working capital needs, our ability to maintain or accurately forecast revenue growth or to anticipate and accurately forecast a decline in revenue from any of our products or services, customer acceptance of our IWS version 3.0 and MxM Secure, version 2.0, our ability to compete in an intensely competitive market, our ability to develop and introduce new products or product enhancements on schedule and that respond to customer requirements and rapid technological change, our dependence on the U.S. government as our largest customer, budgetary constraints within the defense and intelligence communities or the redirection of such budgeted funds, new product introductions and product enhancements by competitors, our ability to select and implement appropriate business models, plans and strategies and to execute on them, our ability to identify, hire, train, motivate, and retain highly qualified management/other key personnel and our ability to manage changes and transitions in management/other key personnel, the impact of global economic and political conditions on our business, and unauthorized use or misappropriation of our intellectual property, as well as the risk factors discussed in Part I-Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010 and in other periodic reports filed with the Securities and Exchange Commission. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statement to reflect any change in our expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements

Ezenia Today 3 Focus on Maximizing Shareholder Value Shareholders Have a Voice Newly Restructured Board Greater Transparency Additional Restructuring Undertaken Proactive Sales Approach Implemented

Board Composition & Ownership 4 Name Position Shares Beneficially Owned Larry Snyder Interim CEO & Director <1% Paul Sonkin Director 10.69% Samuel Kidston Chairman of the Board 4.64% Donald C. Jones Director 4.26% George Q. Stevens Director <1%

Company Assets 5 InfoWorkSpace Secure, Real-Time, Collaborative Application Suite Existing 3000 User Install Base Opportunity to Leverage the platform within the changing D.O.D. Landscape MxM Secure Virtual Meeting, Persistent Gathering, Collaboration Toolset Persistent Whiteboard Collaborative Whiteboard Application SMB Market Focus NOL’s $27 Million Deferred Tax Asset

Working to Maximize the Value of the Assets 6 Pursuing $2.2 Million Sales Pipeline to Drive Value of IWS Investing in Persistent Whiteboard Technology MXM Development Being Re-Assessed Strategic Alternatives Process Explored

Summary/Conclusion 7 Focus on Shareholder Value Questions